SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 5, 2007

Date of report (date of earliest event reported)

LPL Investment Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52609	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

One Beacon Street, Floor 22

Boston, MA 02108

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications Pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre commencement communications pursuant to Rule 113e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 31, 2007, LPL Holdings, Inc., a wholly-owned subsidiary of the Registrant (the “Company”), entered into a Purchase and Sale Agreement (the “Agreement”) with Sun Life Financial Inc. and Sun Life Financial (U.S.) Holdings, Inc. (the “Seller”).  Pursuant to the Agreement, the Company will acquire all of the outstanding stock of IFMG Securities, Inc., Independent Financial Marketing Group, Inc. and LSC Insurance Agency of Arizona, Inc. from the Seller.  The acquisition is subject to customary closing conditions and regulatory approvals and is expected to be completed in the fourth quarter of 2007.

A copy of the press release issued by Linsco/Private Ledger Corp. on September 5, 2007 announcing the transaction is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01.                           FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated September 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL INVESTMENT HOLDINGS INC.

By:	/s/ Stephanie L. Brown
Name: Stephanie L. Brown
Title: Secretary

Dated: September 5, 2007

Exhibit Index

Exhibit	Description

99.1	Press Release dated September 5, 2007.